Supplement, Dated November 4, 2005, to the
Prospectus of Value Line Leveraged Growth Investors, Inc., Dated May 1, 2005


Based on the number of shares outstanding at October 26, 2005 and the realized capital gains through that date, the Fund projects that its year-end capital gains distribution would be approximately $6.002 per share. This amount may change as a result of developments during the remainder of the year.